UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 2, 2008

Cellu Tissue Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-118829	06-1346495
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1855 Lockeway Drive Suite 501 Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (678) 393-2651

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No. 1) amends and restates Item 9.01 of the Current Report on Form 8-K previously filed by Cellu Tissue Holdings, Inc. (“Cellu Tissue”) with the Securities and Exchange Commission on July 8, 2008 to include the historical financial statements of Atlantic Paper & Foil Corp. of NY, Consumer Licensing Corporation, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC, Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260 G Ventures LLC (“APF”) and the pro forma financial information required by Item 9.01 of Form 8-K with respect to Cellu Tissue’s acquisition of certain assets and assumption of certain liabilities of APF.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

The audited financial statements of APF as of and for the year ended December 31, 2007 with the report of independent auditors are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. The audited financial statements of APF as of December 31, 2006 and for the years ended December 31, 2006 and 2005 with the report of independent registered public accountants are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma combined statement of financial position as of May 29, 2008, the unaudited pro forma combined statement of operations for the three months ended May 29, 2008 and the fiscal year ended February 29, 2008 and the notes to the unaudited pro forma combined financial statements are included as Exhibit 99.2 of this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits

10.1     Asset Purchase Agreement, dated July 2, 2008, between Cellu Tissue Holdings, Inc. and Atlantic Paper & Foil Corp. of N.Y., Atlantic Lakeside Properties, LLC, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC and Consumer Licensing Corporation, as Sellers (incorporated by reference to Exhibit 10.1 to Cellu Tissue Holdings, Inc.’s Current Report on Form 8-K filed on July 8, 2008)

99.1     Unaudited Combined Financial Statements of Atlantic Paper & Foil Corp. of NY, Consumer Licensing Corporation, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC, Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260 G Ventures LLC as of March 31, 2008 and December 31, 2007 and for the three months ended March 31, 2008 and 2007,

Audited Combined Financial Statements of Atlantic Paper & Foil Corp. of NY, Consumer Licensing Corporation, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC, Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260 G Ventures LLC as of and for the year ended December 31, 2007 and Audited Combined Financial Statements of Atlantic Paper & Foil Corp. of NY, Consumer Licensing Corporation, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC, Atlantic Lakeside Properties, LLC as of December 31, 2006 and for the years ended December 31, 2006 and 2005.

99.2     Unaudited Pro Forma Combined Statement of Financial Position as of May 29, 2008, the Unaudited Pro Forma Combined Statement of Operations for the three months ended May 29, 2008, the Unaudited Pro Forma Combined Statement of Operations for the fiscal year ended February 29, 2008 and the Notes to the Unaudited Pro Forma Combined Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellu Tissue Holdings, Inc.
(Registrant)

Date: September 23, 2008	By: /s/ David J. Morris
Mr. David J. Morris
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

10.1         Asset Purchase Agreement, dated July 2, 2008, between Cellu Tissue Holdings, Inc. and Atlantic Paper & Foil Corp. of N.Y., Atlantic Lakeside Properties, LLC, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC and Consumer Licensing Corporation, as Sellers (incorporated by reference to Exhibit 10.1 to Cellu Tissue Holdings, Inc.’s Current Report on Form 8-K filed on July 8, 2008)

99.1         Unaudited Combined Financial Statements of Atlantic Paper & Foil Corp. of NY, Consumer Licensing Corporation, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC, Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260 G Ventures LLC as of March 31, 2008 and December 31, 2007 and for the three months ended March 31, 2008 and 2007, Audited Combined Financial Statements of Atlantic Paper & Foil Corp. of NY, Consumer Licensing Corporation, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC, Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260 G Ventures LLC as of and for the year ended December 31, 2007 and Audited Combined Financial Statements of Atlantic Paper & Foil Corp. of NY, Consumer Licensing Corporation, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC, Atlantic Lakeside Properties, LLC as of December 31, 2006 and for the years ended December 31, 2006 and 2005.

99.2         Unaudited Pro Forma Combined Statement of Financial Position as of May 29, 2008, the Unaudited Pro Forma Combined Statement of Operations for the three months ended May 29, 2008, the Unaudited Pro Forma Combined Statement of Operations for the fiscal year ended February 29, 2008 and the Notes to the Unaudited Pro Forma Combined Financial Statements.